UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 7, 2020

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Union Boulevard, #400, Lakewood, CO 80228

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 7, 2020, Good Times Restaurants Inc., a Nevada corporation, and three of its wholly-owned subsidiaries, Bad Daddy’s International, LLC, Good Times Drive-Thru Inc. and BD of Colorado, LLC (each a “Borrower”), entered into unsecured loans in the aggregate principal amount of $11,645,000 (the “Loans”) with Cadence Bank, N.A. (the “Lender”) pursuant to the Paycheck Protection Program (the “PPP”), which is sponsored by the Small Business Administration (the “SBA”). The PPP is part of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).

The Loans are evidenced by individual promissory notes of each of the Borrowers dated April 29, 2020 executed by each Borrower on May 7, 2020 (together, the “Notes”) in favor of the Lender which Notes bear interest at the rate of 1.00% per annum. All or a portion of the Loans may be forgiven by the SBA upon application by the Borrowers accompanied by documentation of expenditures in accordance with SBA requirements under the PPP, which includes employees being kept on the payroll for eight weeks after the date of the Loans and the proceeds of such Loans being used for payroll, rent, mortgage interest or utilities.

The SBA and the Treasury continue to develop and issue new and updated guidance regarding the PPP loan application process, including guidance regarding required borrower certifications and requirements for forgiveness of loans made under the PPP. The Company continues to track the guidance as it is released and assess and re-assess various aspects of its application as necessary based on the guidance. However, in the absence of final guidance or regulations and based on the Company’s projected ability to use the loan proceeds for qualifying expenses, the Company cannot give any assurance that the Loans will be forgivable in whole or in part.

In the event that any portion of the Loans are not forgiven in accordance with the PPP, following a deferral period that ends November 2, 2020, the Company will be required to pay the Lender monthly payments of principal and interest to repay the PPP Loan in full on or before April 29, 2022. The Loans may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The Notes contain certifications and agreements related to the PPP, as well as customary default and other provisions.

The foregoing description of the Notes is qualified in its entirety by references to the Notes, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Title

10.1	Promissory Note, dated as of May 7, 2020, by Good Times Restaurants, Inc. in favor of Cadence Bank, NA

10.2	Promissory Note, dated as of May 7, 2020, by Bad Daddy’s International, LLC. in favor of Cadence Bank, NA

10.3	Promissory Note, dated as of May 7, 2020, by Good Times Drive-Thru Inc. in favor of Cadence Bank, NA

10.4	Promissory Note, dated as of May 7, 2020, by BD of Colorado, LLC. in favor of Cadence Bank, NA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: May 12, 2020	By:
Ryan M. Zink
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title

10.1	Promissory Note, dated as of May 7, 2020, by Good Times Restaurants, Inc. in favor of Cadence Bank, NA

10.2	Promissory Note, dated as of May 7, 2020, by Bad Daddy’s International, LLC. in favor of Cadence Bank, NA

10.3	Promissory Note, dated as of May 7, 2020, by Good Times Drive-Thru Inc. in favor of Cadence Bank, NA

10.4	Promissory Note, dated as of May 7, 2020, by BD of Colorado, LLC. in favor of Cadence Bank, NA